Van Kampen Insured Tax Free Income Fund
                          Item 77(O) 10F-3 Transactions
                        October 1, 2004 - March 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 City   11/05    -     $105.5 $555,45  9,350,    1.68%  0.79%   Citigr   Bear
of New   /04             5     0,000     000                     oup,   Stearn
 York                                                           Bear,      s
Genera                                                          Stearn
   l                                                             s &
Obliga                                                           Co.
 tion                                                           Inc.,
 Bonds                                                          Morgan
                                                                Stanle
                                                                y, UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                  MR
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Advest
                                                                /Leben
                                                                thal,
                                                                 CIBC
                                                                World
                                                                Market
                                                                s, AG
                                                                Edward
                                                                  s,
                                                                 Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                  ,
                                                                Incorp
                                                                orated
                                                                  .,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                s LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                , Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                 LLC,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation




 Lower  11/24    -     $100.9 $125,58  3,920,    3.12%  0.34%   Bear,    Bear
Colora   /04             2     0,000     000                    Stearn  Stearn
  do                                                             s &       s
 River                                                           Co.
Author                                                          Inc.,
  ity                                                           Lehman
                                                                Brothe
                                                                  rs
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                First
                                                                Southw
                                                                 est
                                                                Compan
                                                                  y,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es

                                                                Merril
                                                                  l
                                                                Lynch
  Los   12/8/    -     $106.7 $90,740  2,000,    2.20%  0.17%   & Co.,  Merril
Angele    04             9      ,000     000                     Banc      l
   s                                                              of     Lynch
Unifie                                                          Americ
   d                                                              a
School                                                          Securi
Distri                                                           ties
  ct                                                             LLC,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Citigr
                                                                 oup,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Stone
                                                                  &
                                                                Youngb
                                                                 erg
                                                                 LLC
                                                                Citigr
                                                                 oup,
                                                                Bear,
  The   12/13    -     $108.9 $1,148,  3,000,    0.26%  0.26%   Stearn    UBS
 City    /04             9    265,000    000                     s &
of New                                                           Co.
 York                                                           Inc.,
Genera                                                          Morgan
   l                                                            Stanle
Obliga                                                          y, UBS
 tions                                                          Financ
 Bonds                                                           ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                  MR
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Advest
                                                                /Leben
                                                                thal,
                                                                 CIBC
                                                                World
                                                                Market
                                                                s, AG
                                                                Edward
                                                                  s,
                                                                 Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                  ,
                                                                Incorp
                                                                orated
                                                                  .,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                s LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                , Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                 LLC,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation
School  2/24/    -     $105.3 $192,24  4,000,    2.08%  0.35%    UBS      UBS
 Board    05             8     0,000     000                    Financ
  of                                                             ial
Orange                                                          Servic
County                                                            es
   ,                                                            Inc.,
Florid                                                          Citigr
   a                                                             oup,
                                                                  AG
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                 er,
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                 ties
  Los   3/1/0    -     $106.2 $437,45  15,000    3.43%  1.27%   Citigr  Citigr
Angele    5              3     0,000    ,000                     oup,     oup
   s                                                            Backst
Commun                                                           rom
  ity                                                           McCarl
Colleg                                                            ey
   e                                                            Berry
Distri                                                          & Co.,
  ct                                                             LLC,
                                                                EJ De
                                                                  La
                                                                Rosa &
                                                                 Co.,
                                                                 Inc,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Saybro
                                                                  ok
                                                                Capita
                                                                  l
                                                                Corp,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Incorp
                                                                orated
 City   3/04/    -     $104.6 $231,60  2,000,    0.86%  0.17%   Sieber  Sieber
  of      05             6     5,000     000                      t        t
Detroi                                                          Brandf  Brandf
  t,                                                             ord      ord
Michig                                                          Shank    Shank
  an                                                            & Co.,   & Co.
 Water                                                           LLC,
Supply                                                          Bear,
System                                                          Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                Oppenh
                                                                eimer
                                                                & Co.,
                                                                Inc.,
                                                                Comeri
                                                                  ca
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.
  The   3/18/    -     $104.1 $165,45  5,000,    3.02%  0.44%   Lehman  Lehman
 Board    05             6     0,000     000                    Brothe  Brothe
  of                                                             rs,      rs
Truste                                                           RBC
 es of                                                           Dain
  the                                                           Rausch
Univer                                                           er,
 sity                                                           Melvin
  of                                                            Securi
Illino                                                           ties
  is                                                             LLC,
                                                                Willia
                                                                  m
                                                                Blair
                                                                  &
                                                                Compan
                                                                  y,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                  ,
                                                                LaSall
                                                                  e
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Podest
                                                                 a &
                                                                 Co.